UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 14, 2014

REEF OIL & GAS DRILLING AND INCOME FUND, L.P.

(Exact Name of registrant as specified in its charter)

Texas	333-172846	32-0388630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 N. Central Expressway, Suite 300 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 437-6792

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 20, 2014, Reef Oil & Gas Drilling and Income Fund, L.P. (the “Registrant”) filed a current report on Form 8-K (the “Original Form 8-K”) announcing that on October 14, 2014, the Company completed the transaction (the “Acquisition”) contemplated by that certain Purchase and Sale Agreement dated September 18, 2014 (the “Purchase Agreement”), among the Registrant and Arbol Resources, Inc. (“Arbol”). Upon the effectiveness of the Acquisition, the Registrant purchased from Arbol certain oil and gas working interests in La Salle and Frio Counties, Texas (the “Purchased Interests”).

On December 30, 2014, the Registrant amended such filing to include audited financial information related to the Purchased Interests and other pro forma financial information required by Item 9.01 of Form 8-K (“Amendment No. 1”).  This Form 8-K/A is being filed to amend the notes to the audited statements of revenues and direct operating expenses related to the Purchased Interests to include certain unaudited financial information related to the oil and gas reserves of the Purchased Assets for the year ended December 31, 2012. This Form 8-K/A does not make any other changes to the Original Form 8-K or Amendment No. 1.

Item 9.01                                           FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                 Financial statements of business acquired.

The audited statements of revenues and direct operating expenses of the assets acquired from Arbol for the years ended December 31, 2013 and 2012, together with the report of BDO USA, LLP with respect thereto, and the unaudited statements of revenues and direct operating expenses of the assets acquired from Arbol for the nine months ended September 30, 2014 and 2013 are included as Exhibit 99.1 and incorporated by reference herein.

(d)                                 Exhibits

The following is a list of exhibits furnished as part of this Form 8-K/A.

Exhibit Number	Description
Exhibit 23.1	Consent of Independent Registered Accounting Firm — BDO USA, LLP
Exhibit 99.1	Statements of Revenues and Direct Operating Expenses for the Arbol Assets.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 21, 2015

Reef Oil & Gas Drilling and Income Fund, L.P.,
A Texas limited partnership
(Registrant)

By:	Reef Oil & Gas Partners, L.P.,
its managing general partner

By:	Reef Oil & Gas Partners, GP, LLC,
its general partner

/s/ Michael J. Mauceli
Michael J. Mauceli
Manager

Exhibit Index

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Registered Accounting Firm — BDO USA, LLP
Exhibit 99.1 *	Statements of Revenues and Direct Operating Expenses for the Arbol Assets.

* Filed herewith